EXHIBIT 99.1

FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT (this “Agreement”) by and among Arkados Group, Inc. (formerly CDKNET.COM, Inc., a Delaware corporation, the “Company” or “Borrower”) and each of the other parties set forth on the signature pages herein (each a “Holder” and collectively, the “Holders”) is entered into and effective as of date it is executed by the Company.

RECITALS

WHEREAS, the Company previously entered into a Securities Purchase Agreement dated, December 28, 2005 (the “First Purchase Agreement”), as amended on February 1, 2006, February 24, 2006, March 31, 2006, September 26, 2006, October 28, 2006, November 30, 2006, June 8, 2007, February 28, 2007, March 6, 2007, May 2, 2007, May 30, 2007, May 31, 2007, December 6. 2007 and December 28, 2007 whereby the Company issued and sold to certain Holders the Company’s 6% Secured Convertible Debentures due December 28, 2008 (the “First Debentures”) as follows:

(a)	$2,000,000 principal amount of First Debentures on December 28, 2005,
(b)	$375,884.38 principal amount of First Debentures on February 1, 2006,
(c)	$500,000 principal amount of First Debentures on February 24, 2006 and
(d)	$500,000 principal amount of First Debentures on March 31, 2006,

for an aggregate principal amount of all First Debentures issued equal to $3,375,884.38.

WHEREAS, the Company previously entered into a Securities Purchase Agreement dated, June 30, 2005 (the “Second Purchase Agreement” and together with the First Purchase Agreement, the “Purchase Agreements”), as amended on September 26, 2006, October 28, 2006, November 30, 2006, June 8, 2007, February 28, 2007, March 6, 2007, May 2, 2007, May 30, 2007, May 31, 2007, December 6, 2007 and December 28, 2007 whereby the Company issued and sold to certain Holders the Company’s 6% Secured Convertible Debentures due December 28, 2008 (the “Second Debentures” and together with the First Debentures, the “Debentures”) as follows:

(a)	$1,773,470.83 principal amount of Second Debentures on June 30, 2006,
(b)	$250,000 principal amount of Second Debentures on September 26, 2006,
(c)	$250,000 principal amount of Second Debentures on October 28, 2006,
(d)	$400,000 principal amount of Second Debentures on November 30, 2006,
(e)	$288,000 principal amount of Second Debentures on June 8, 2007,
(f)	$327,000 principal amount of Second Debentures on February 28, 2007,
(g)	$20,000 principal amount of Second Debentures on March 6, 2007,
(h)	$150,000 principal amount of Second Debentures on May 7, 2007,

(i)	$610,000 principal amount of Second Debentures on May 30, 2007,
(j)	$500,000 principal amount of Second Debentures on May 31, 2007,
(k)	$855,000 principal amount of Second Debentures on December 15, 2007, and
(l)
$1,004,700.84 principal amount of Second Debentures on April 8, 2008 as an inducement for the Holders to enter into an Amendment Agreement at that time, for an aggregate principal amount of all Second Debentures issued equal to $6,239,171.67.

WHEREAS, the obligations of the Company which are due and owing to the Holders are secured by valid and enforceable first priority liens and security interests against all of the assets of the Company pursuant to that certain Security Agreement dated as of December 28, 2006, as may have been amended (the “Security Agreement”)

WHEREAS, Company previously proposed certain waivers and amendments to the First Purchase Agreements, the Second Purchase Agreements, the First Debentures and the Second Debentures, and the Warrants issued in connection with the Debentures in order to facilitate the Company raising capital by means of a sale of shares of common and, with the agreement of the Holders the parties entered into that certain Amendment Agreement dated as of July 30, 2008 (the “Amendment Agreement”);

WHEREAS, under the terms of the Amendment Agreement, the parties, inter alia, agreed to extend the Maturity Date of the Debentures to June 28, 2009 (the “Maturity Date”).  The Debentures have since matured by their terms and are now due and payable in full.  On or around June 30, 2009, the Agent delivered to the Company a demand for payment and a Notice of Event of Default.  A second demand for payment was sent by the Holders on January 14, 2010;

WHEREAS, the Company has requested that the Holders continue to refrain and forbear from exercising certain rights and remedies with respect to the indebtedness owing and has once again requested that the Holders forbear from exercising their rights and  remedies under the various Transaction Documents and under applicable law. The Company has requested additional time to pursue strategic alternatives to restructure the company and its finances, such a restructuring, recapitalization or a similar transaction (the “Transaction”) and the Holders are willing to do so on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual agreement contained therein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.                       Definitions and Recitals.  Capitalized terms used and not otherwise defined herein have the meanings ascribed to such terms in the Debentures.  The above recitals shall be incorporated and construed as part of this Agreement.

Section 2.                       Ratification and Incorporation of Purchase Agreement, Debentures, Security Agreement and Related Agreements.  Except as expressly modified by this Agreement, (a) the Company hereby acknowledges, confirms and ratifies all of the terms and conditions set forth in, and all of its obligations under, the First Purchase Agreement, Second Purchase Agreement, First Debentures, Second Debentures, Amendment Agreement, Security Agreement and related Transaction Documents, which documents are valid, binding and in full force and effect and (b) all of the terms and conditions set forth in the foregoing Transaction Documents are legal, valid and binding obligations and are incorporated herein by this reference as if set forth in full herein.

Section 3.                       Acknowledgement of Indebtedness and Senior Secured Liens.

(a) The Company acknowledges and agrees that as of the date hereof, the aggregate indebtedness (the “Indebtedness”) due under the Debentures to the Holders, as of January 1, 2010, is as follows:

[LIST OF HOLDERS SIGNING AGREEMENT]

The Company represents and agrees that the Indebtedness due the Holders is secured by valid and enforceable first priority liens and security interests against the Collateral, and that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the liability or amount of such foregoing Indebtedness or the liens and security interests securing such Indebtedness.

(b) The Company hereby acknowledges and agrees that Debentures have fully matured and that Existing Defaults have occurred and are continuing, each of which constitutes an Event of Default and entitles Holders to accrue interest at the default rate of interest and to exercise its rights and remedies under the Transaction Documents, applicable law or otherwise.  Holders have not waived, presently do not intend to waive and may never waive such existing defaults and nothing contained herein or the transactions contemplated hereby shall be deemed to constitute any such waiver.  The Company hereby acknowledges and agrees that Holders have the right to declare the Indebtedness to be immediately due and payable.

Section 4.                       The Forbearance Period.  In reliance upon the representations, warranties and covenants of the Company contained in this Agreement, and subject to Section 5 below, each Holder agrees that until March 31, 2010, it will forbear from exercising its rights and remedies.

Section 5.                       Termination of Standstill Obligations.

(a) The obligation of any Holder under Section 4 hereof shall terminate (the “Termination”) on the earlier of (i) the date, if any, on which a petition for relief under the United States Bankruptcy Code or any similar state law is filed by or against the Company, (ii) the date that the Company defaults under any of the terms and conditions of this Agreement (iii) the date that any of the Holders determine, in their sole reasonable discretion, that the Company has abandoned seeking a Transaction  or (iv) the date this Agreement is otherwise terminated or expires.

(b) Upon Termination, the agreement of Holders to forbear shall automatically and without further notice or action terminate and be of no force and effect, it being understood and agreed that the effect of such Termination will be to permit Holders to exercise such rights and remedies hereunder, under the Transaction Documents, or applicable law, immediately without any further notice, passage of time or forbearance of any kind.

(c) The Company agrees that all of the Indebtedness shall, if not sooner paid, be absolutely and unconditionally due and payable in full in cash or other immediately available funds by the Company and the Holders on the Termination.

Section 6.                       Representations and Warranties.  In order to induce the Holders to enter into this Agreement and to forbear with respect to the Existing Defaults in the manner provided in this Agreement, the Company represents and warrants to the Holders as follows:

(a) Power and Authority.  The Company has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations hereunder.

(b) Authorization of Agreements.  The execution and delivery of this Agreement by the Company and the performance hereunder have been duly authorized by all necessary action, and this Agreement has been duly executed and delivered by the Company.

(c) Enforceability.  This Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(d) No Violation or Conflict.  The execution and delivery by the Company of this Agreement and the performance by the Company hereunder do not and will not (i) contravene, in any respect, any provision of any law, regulation, decree, ruling, judgment or order that is applicable to the Borrowers or their properties or other assets, or (ii) result in a breach of or constitute a default under the charter, bylaws or other organizational documents of the Company or any material agreement, indenture, lease or instrument binding upon the Company or its properties or other assets.

(e) Governmental Consents.  No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Company of this Agreement.

Section 7.                       Effect on Agreements.  Except as specifically provided herein, all of the Transaction Documents remain in full force and effect in accordance with their respective terms.  Nothing in this Forbearance Agreement shall extend to or affect in any way any of the rights or obligations of the Company arising under the First Purchase Agreement, Second Purchase Agreement, First Debentures, Second Debentures, Amendment Agreement Security Agreement and related Transaction Documents.

Section 8.                       Waiver of Jury Trial; Governing Law and Consent to Jurisdiction

(a) Jury Trial.  The Company makes the following waiver knowingly, voluntarily, and intentionally, and understands that each of the Holders, in entering into this Agreement, is relying thereon.  THE COMPANY HEREBY IRREVOCABLY WAIVES ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE HOLDERS, OR EITHER OF THEM, ARE OR

BECOME A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE HOLDERS, OR EITHER OF THEM, OR IN WHICH THE HOLDERS, OR EITHER OF THEM, IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE COMPANY OR ANY SUCH PERSON, AND THE HOLDERS, OR EITHER OF THEM.

(b) Governing Law: Consent To Jurisdiction And Venue.  THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.  BORROWERS HEREBY CONSENT AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED WITHIN THE COUNTY OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWERS AND HOLDERS PERTAINING TO THIS AGREEMENT, THE DEBENTURES OR ANY OF THE OTHER AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT.

Section 9.                       Release and Waivers.

(a) Waiver of Claims by the Company.  The Company hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Agent or Holders, or either of them, or any of the Holders’ respective officers, directors, employees, members, managers, affiliates, attorneys, representatives, predecessors, successors, or assigns with respect to the Indebtedness, or otherwise, and that if the Company now has, or ever did have, any such offsets, defenses, claims, or counterclaims against the Holders, or either of them, or any of the Holders’ respective officers, directors, employees, affiliates, attorneys, representatives, predecessors, successors, or assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Standstill and Forbearance Agreement, all of them are hereby expressly WAIVED, and the Company hereby RELEASES the Holders and the Holders’ respective officers, directors, employees, affiliates, attorneys, representatives, predecessors, successors, and assigns from any liability therefor.

(b) Release.  In consideration of the agreements of the Holders contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company on behalf of itself and its successors, assigns, heirs, executor, administrator and other legal representatives, hereby, jointly and severally, absolutely, unconditionally and irrevocably releases, remises and forever discharges the Agent and Holders, successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, members, managers, agents and other representatives (the Agent and Holders and all such other parties being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which the Company, or any of its officers, directors, employees, successors, assigns, heirs, executor, administrator or other legal representatives, as the case may be, may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any nature, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, for or on account of, or in relation to, or in any way in connection with the Agreements, as amended and supplemented through the date hereof.

(c) Covenant Not to Sue.  The Company, on behalf of itself and its successors, shareholders, assigns, heirs, executor, administrator and other legal representatives, hereby jointly and severally, absolutely, unconditionally and irrevocably, covenants and agrees with each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by the Company.  If the Company or any party on its behalf violates the foregoing covenant, the Company agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

Section 10.                       Miscellaneous.

(a) This Agreement (i) contains the entire understanding of the parties with respect to the subject matter hereof, (ii) may not be amended except in writing signed by all of the parties hereto, (iii) shall inure to the benefit of the parties hereto and their respective successors and assigns, (iv) may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(b) Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.  Section headings used herein are for convenience of reference only, are not part of this Agreement, and are not to be taken into consideration in interpreting this Agreement.

(c) The Company represents and warrants that it (a) has engaged counsel and understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement with such attorneys and other persons as the Company may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any person.  The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

(d) In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.  Delivery of any executed counterpart of this Agreement by telefacsimile or electronic communication shall have the same force and effect as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile or electronic communication also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement as to such party or any other party.

The remainder of this page is intentionally blank.  Signature page follows.

IN WITNESS WHEREOF, the parties have executed this Standstill and Forbearance Agreement as of the date first above written.

ARKADOS GROUP, INC.

By: _____________________________                                                                                     Dated:
Name:
Title:

DEBENTURE HOLDERS SIGNATURE PAGES